                               Semi-Annual Report

                                  June 30, 2001


                                   [GRAPHIC]


                          [LOGO]STRATTON MUTUAL FUNDS

                               [LOGO] PFPC FUNDS
DEAR FELLOW SHAREHOLDER:

Beginning in 2001, the Federal Reserve has been very aggressive in pursuing an easy monetary policy to stimulate growth. That has been coupled with Congress passing a sweeping tax reduction bill that lowers taxes over a five-year period by $1.3 trillion. Both of these have served to prop up consumer spending during a period of economic uncertainty. The consumer held up much better than expected and, in fact, continues to show signs of strength. This should be reinforced when tax refund checks are mailed in the late summer. All consumers are beneficiaries of low interest rates, and lower income tax payers will benefit immediately from the tax bill. As a result, one of the stronger areas of the economy has been housing, which was stimulated by low mortgage rates.

Conversely, capital spending is the weakest aspect of the economy. There was overspending on capital for technology as a result of Y2K and the stock market bubble. Equity capital became extraordinarily cheap; when funds were raised they were immediately spent on capital in the technology area. In many ways there was a significant waste of capital by duplication of facilities. Clearly, it is likely that several years will pass before companies will feel any need to spend heavily on technology. Current Federal Reserve monetary policy has little effect on stimulating demand in industries where excess capacity already exists.

Not everyone has been losing money in today's stock market. A major shift in investment style began on March 10, 2000, and has continued to date. During that period, there has been an incremental swing of over 40 percentage points between value and growth. Sector investment styles change on an average of every four years with a range of a minimum of two to a maximum of eight years. If you believe that we are only one year into the value cycle, we would have at least three years to go from this date. During the past twenty-five-year period as documented by Crandall Pierce, value stocks have returned 15.59% annually compared to 14.57% for the S&P 500. These numbers are strong arguments for investors allocating money into U.S. domestic equities showing a historical twenty-five-year average of a 15 percent return.

The results of the collapse of technology have been a refocusing on broad, traditional investment categories. Of the S&P 500 companies, 370 have outperformed the S&P 500 Index since March 10, 2000. This includes all of the traditional value categories such as utilities, financial, energy, consumer, and healthcare. Of the technology companies in the index, 64 out of 78 have underperformed the S&P 500 during that period of time.

With the current low level of interest rates, the return on money market funds has declined significantly. There is a substantial amount of money awaiting long-term investment parked in money market funds. As interest returns come down, the owners of these funds will be pressed to seek alternatives giving them a higher total return. The obvious answers are bonds; REITs, which have been one of the best performing industries this year; and a broad range of defensive common stocks. The pent up supply of funds held by both individual and institutional investors in money market instruments are the primary source of future demand for common stocks. It is the strongest argument possible that while prices are fairly valued today, the supply and demand dynamics in the broad range of "value oriented" common stocks offers positive potential returns in the months ahead.

                                          Sincerely yours,
                                          /s/James W. Stratton
                                          James W. Stratton    Chairman
August 3, 2001

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
Stratton Growth Fund--Jim Stratton

Q. The portfolio turnover of the Fund has been very low for the first six months (an annual rate of only 12.66%). In addition you have added only three new stocks to the portfolio in a six month period. Why is the portfolio turnover so low?

A. The economy and the market outlook have not changed dramatically over the past six months. We still believe that the economy is flirting with a recession and the market has shifted dramatically to value driven. We are pleased with the distribution of our investments among the major value sectors. Energy represents about 20%, Insurance 15%, Banking 14%, Health Care 13%, and Distribution 9%. Until a change in economic or market dynamics takes place, we see no reason to shift our major asset allocations.

Q. With recent price cuts in gasoline, natural gas, and crude oil, are you still as positive on the Energy industry group?

A. We believe the long-term outlook for Energy remains very positive. This is an international supply/demand issue, as well as a domestic issue of inadequate capital spending in certain areas such as refining and pipeline capacity, and electric generating and transmission lines.

  Weather always has an important influence in energy consumption both in the winter to meet heating needs and the summer to meet air-conditioning needs (especially in surge periods, such as heat waves). In the second quarter of this year, the weather has been relatively benign and therefore energy demand has not been stimulated by the weather. Finally, energy demand is sensitive to the economy and to conservation efforts. High prices make consumers more sensitive to using energy and some conservation has taken place in all of those product lines.

  We believe that the Energy sector should provide strong earnings and cash flow growth over the next several years. In addition, the sizable cash resources of the largest companies in the industry, make Energy a hotbed of merger and acquisition activity. In many cases, it is more economic to buy existing reserves through the acquisition of an entire company than it is to drill for them and develop them through exploration activities. Long-term, Energy should be a major sector for any portfolio looking for growth of capital.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.



                                    [CHART]

                     Original    Reinvestment of      Reinvestment of
                      Shares      Capital Gains      Income Dividends

73-74                       0            43                 7,630
75-76                       0           458                11,280
77-78                       0         1,217                14,155
79-80                       0         2,147                14,597
81-82                       0         3,703                17,299
83-84                       0         6,347                24,755
85-86                   3,857        10,805                38,310
87-88                  10,945        11,062                30,774
89-90                  22,901        14,859                31,059
91-92                  27,527        21,871                32,464
93-94                  35,156        26,652                32,622
95-96                  60,327        41,919                42,938
5/31/96 - 12/31/96*    66,844        44,981                42,654
       12/31/97        52,749        58,992                98,447
       12/31/98        53,823        63,997               116,451
       12/31/99        46,177        57,713               108,613
       12/31/00        51,517        67,046               140,799
        6/30/01        55,498        72,228               151,679

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           June 30, 2001 March 31, 2001
--------------------------------------------------------------------------------
Total Net Assets                                      $51,341,713   $44,153,582
--------------------------------------------------------------------------------
Net Asset Value Per Share                                  $35.13        $32.45
--------------------------------------------------------------------------------
Shares Outstanding                                      1,461,637     1,360,841
--------------------------------------------------------------------------------
Number of Shareholders                                      1,002           981
--------------------------------------------------------------------------------
Average Size Account                                      $51,239       $45,009
--------------------------------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

 New Holdings                           Eliminated Holdings
-----------------------------------------------------------
 Novartis AG-ADR (2.8%*)                     Pall Corp.
 The Pep Boys-Manny, Moe & Jack (0.9%*)

* Percentage of Total Net Assets.

Ten Largest Holdings June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 Market Value Percent of TNA
--------------------------------------------------------------------------------
IKON Office Solutions, Inc.                           $ 4,361,000        8.5%
--------------------------------------------------------------------------------
American General Corp.                                  3,251,500        6.3
--------------------------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)                             3,133,260        6.1
--------------------------------------------------------------------------------
C&D Technologies, Inc.                                  2,790,000        5.4
--------------------------------------------------------------------------------
Penn Virginia Corp.                                     2,632,000        5.1
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                         2,362,500        4.6
--------------------------------------------------------------------------------
Texaco Inc.                                             1,998,000        3.9
--------------------------------------------------------------------------------
PNC Financial Services Group                            1,973,700        3.9
--------------------------------------------------------------------------------
Baxter International, Inc.                              1,960,000        3.8
--------------------------------------------------------------------------------
Conoco Inc. Class A                                     1,692,000        3.3
--------------------------------------------------------------------------------
                                                      $26,153,960       50.9%
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares--Jim Stratton and Jim Beers

Q. How do you explain the Fund's performance through the first six months of 2001?

A. As of June 30, 2001, Stratton Monthly Dividend REIT Shares ("SMDS") had a total return of +23.0% YTD and +32.3% for the twelve month period. This compares favorably with the Morgan Stanley REIT Index ("RMS") return of +10.4% and +23.5%, respectively.

  A great deal of the Fund's out-performance can be attributed to our heavy weighting in high yielding REIT names which have led the REIT sector in performance. As interest rates have declined, we believe investors seeking higher yields have helped drive up REIT prices. We also believe the shock of the technology bubble has steered investor sentiment to investments with more stability and predictability, which REIT stocks have on average demonstrated.

  In addition, many stocks in the SMDS portfolio are small capitalization companies and this particular sub-sector of the REIT market has been stronger than the larger capitalization sub-sector during the first six months of 2001. Finally, SMDS has an 11.3% weighting in Health Care REITs, which is the top performing sector in 2001. Health Care REITs typically have high dividend yields which make them ideal stocks for the SMDS portfolio.

Q. Is the Fund's current dividend rate likely to increase, stay the same, or perhaps decrease?

A. SMDS is managed to provide high current income to its shareholders. Over the last few years, the Advisor has managed the portfolio with a target of $1.92 per share or $0.16 per month. It is the Advisor's intention to maintain this dividend level throughout the year, and, if possible, distribute any surplus cash flow in the form of a special distribution, if available, at the end of the year, as we did at the end of 1999. It is Stratton Management's goal as Advisor to pass as much cash flow on to the shareholders from the REITs as possible, but the dividend level is not guaranteed. Each dividend is voted on by the Board of Directors of SMDS. At the present time, we feel very comfortable with the Fund's current dividend level.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.



                                    [CHART]

              Original       Reinvestment of      Reinvestments of
               Shares       Income Dividends       Capital Gains

81-82                9,354         1,641
83-84               10,667         4,379
85-86               14,604        10,328
87-88               13,181        13,041
89-90               12,861        17,513
91-92               14,609        26,570
93-94               15,060        33,590                503
95-96               14,383        39,890              1,043
1/31/96-12/31/96*   14,399        43,821              1,015
12/31/97            15,879        52,959              1,018
12/31/98            13,008        47,819                956
12/31/99            11,170        45,934              1,156
12/31/00            12,299        56,372              1,242
 6/30/01            14,562        69,958              1,152

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                             June 30, 2001 March 31, 2001
--------------------------------------------------------------------------
Total Net Assets                             $113,497,413   $68,824,833
--------------------------------------------------------------------------
Net Asset Value Per Share                          $27.74        $25.22
--------------------------------------------------------------------------
Shares Outstanding                              4,091,709     2,728,954
--------------------------------------------------------------------------
Number of Shareholders                              2,943         2,869
--------------------------------------------------------------------------
Average Size Account                              $38,565       $23,989
--------------------------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

New Holdings
----------------------------------------------
Archstone Communities Trust (1.9%*)
Brandywine Realty Trust (2.9%*)
Crescent Real Estate Equities Co. (1.6%*)
Keystone Property Trust (1.2%*)
Taubman Centers, Inc. (2.0%*)

* Percentage of Total Net Assets.

Ten Largest Holdings June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
------------------------------------------------------------------------
Liberty Property Trust                       $ 4,058,160        3.6%
------------------------------------------------------------------------
First Industrial Realty Trust, Inc.            4,017,500        3.5
------------------------------------------------------------------------
Mack-Cali Realty Corp.                         3,987,200        3.5
------------------------------------------------------------------------
Innkeepers USA Trust                           3,833,600        3.4
------------------------------------------------------------------------
Post Properties, Inc.                          3,803,925        3.4
------------------------------------------------------------------------
Health Care REIT, Inc.                         3,443,750        3.0
------------------------------------------------------------------------
Glimcher Realty Trust                          3,311,500        2.9
------------------------------------------------------------------------
Brandywine Realty Trust                        3,311,375        2.9
------------------------------------------------------------------------
Simon Property Group, Inc.                     3,296,700        2.9
------------------------------------------------------------------------
Health Care Property Investors, Inc.           3,281,760        2.9
------------------------------------------------------------------------
                                             $36,345,470       32.0%
------------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund--Jim Stratton and Jerry Van Horn

Q. If technology is in such a distressed economic state, why do you have any technology holdings in your portfolio?

A. It is clear in hindsight, the technology stocks that we held over the last 12 months have hurt our portfolio performance. We should have had zero representation in technology, but that is hindsight.

  Those stocks that we do own are low multiple value technology plays. Despite this, they have provided us with the poorest price performance and the poorest earnings performance over the last six months. We constantly review our holdings in light of the depressed levels of many technology stocks, with the thought that perhaps we should be adding to this position. We believe it is too early in the bear market cycle in technology to add to our existing positions, but we review them continuously.

Q. What is the role of mergers and acquisitions in the Small-Cap Value portfolio?

A. Mergers have been very important to our portfolio. Two of the sales that we recorded in this quarter were prompted by takeover offers for Barrett Resources and True North Communications. Since June 30th two more of our portfolio securities have been sold as a result of takeovers. Merger and acquisition activity today is concentrated in the Energy field where the buyers have enormous cash resources stemming from the recent runup in energy prices and high cash flows. Energy companies are fairly homogenous in valuation characteristics, which makes their acquisition comparisons easier in many ways than manufacturing companies.

  We believe that merger and acquisition activity will always be a major source of price performance for a portion of our portfolio. Attraction as a possible takeover candidate is one of the selection criteria we apply when we screen stocks for inclusion in the portfolio.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value with all dividend income and capital gains distributions reinvested.



                                    [CHART]

                     Original     Reinvestment of      Reinvestments of
                      Shares     Income Dividends       Capital Gains

Apr-93                10,000            0                     0
3/31/94               10,376          158                     0
3/31/95               10,352          402                     0
3/31/96               12,780          789                     0
3/31/96 - 12/31/96 *  13,432        1,067                   813
12/31/97              17,976        1,633                 2,190
12/31/98              16,088        1,626                 1,995
12/31/99              15,552        1,840                 1,928
12/31/00              18,656        2,497                 2,787
 6/30/01              20,000        2,407                 2,987

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           June 30, 2001 March 31, 2001
-------------------------------------------------------------------------------
Total Net Assets                                      $41,728,259   $38,048,082
-------------------------------------------------------------------------------
Net Asset Value Per Share                                  $25.00        $22.48
-------------------------------------------------------------------------------
Shares Outstanding                                      1,668,999     1,692,715
-------------------------------------------------------------------------------
Number of Shareholders                                        997         1,011
-------------------------------------------------------------------------------
Average Size Account                                      $41,854       $37,634
-------------------------------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

 New Holdings                           Eliminated Holdings
------------------------------------------------------------------------
 Moog, Inc. Class A (1.5%*)             Barrett Resources Corp.
 The Pep Boys-Manny, Moe & Jack (1.2%*) Crown Cork & Seal Co., Inc.
 Triumph Group, Inc. (2.9%*)            Global Payments Inc.
 USEC Inc. (0.8%*)                      Southwest Securities Group, Inc.
                                        True North Communications, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                             Market Value Percent of TNA
------------------------------------------------------------------------
IKON Office Solutions, Inc.                  $ 2,940,000        7.1%
------------------------------------------------------------------------
Penn Virginia Corp.                            1,842,400        4.4
------------------------------------------------------------------------
Quixote Corp.                                  1,714,200        4.1
------------------------------------------------------------------------
HS Resources, Inc.                             1,620,000        3.9
------------------------------------------------------------------------
Eaton Vance Corp.                              1,392,000        3.3
------------------------------------------------------------------------
Mitchell Energy & Development Corp. Class A    1,387,500        3.3
------------------------------------------------------------------------
Anixter International Inc.                     1,381,500        3.3
------------------------------------------------------------------------
Bel Fuse, Inc. Class B                         1,330,000        3.2
------------------------------------------------------------------------
Sunrise Assisted Living, Inc.                  1,312,500        3.2
------------------------------------------------------------------------
National Data Corp.                            1,296,000        3.1
------------------------------------------------------------------------
                                             $16,216,100       38.9%
------------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stocks, and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The investment advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted on other important characteristics such as earnings outlook, management strengths, and industry competitive position.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

  . Average gross portfolio yield will normally exceed the current yield of the S&P 500 by more than 30%.

  .  Approximately 35 companies are held.

  . By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on investments in common stock and securities convertible into common stock. In order to achieve this goal, the Fund invests substantially all of its assets in high income-producing U.S. equity securities. Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of real estate investment trusts ("REITs").

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

  .  The portfolio is comprised of high dividend paying securities.

  .  Approximately 40 companies are held.

  . SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SSCV is to achieve both dividend income and capital appreciation. The Fund seeks to achieve this objective by investing its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the Fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the investment advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes in to consideration both a company's valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

  . Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. Stocks held by the Fund currently trade at approximately one-half the P/E of the Russell 2000 Index.

  .  Approximately 45 companies are held.

  . By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                       Market
                                                           Number of   Value
                                                            Shares    (Note 1)
                                                           --------- ----------
COMMON STOCKS - 91.7%
Banking/Financial - 14.3%
AmSouth Bancorporation....................................   50,000  $  924,500
Comerica, Inc. ...........................................   22,500   1,296,000
Commerce Bancorp, Inc. (NJ)...............................   44,697   3,133,260
PNC Financial Services Group..............................   30,000   1,973,700
                                                                     ----------
                                                                      7,327,460
                                                                     ----------
Business Services - 3.3%
Pitney Bowes, Inc. .......................................   40,000   1,684,800
                                                                     ----------
Consumer Services - 1.6%
American Express Co. .....................................   21,000     814,800
                                                                     ----------
Consumer Staples - 5.1%
Anheuser-Busch Companies, Inc. ...........................   25,000   1,030,000
Kimberly-Clark Corp. .....................................   28,000   1,565,200
                                                                     ----------
                                                                      2,595,200
                                                                     ----------
Distribution - 9.4%
IKON Office Solutions, Inc. ..............................  445,000   4,361,000
The Pep Boys - Manny, Moe & Jack..........................   40,000     449,200
                                                                     ----------
                                                                      4,810,200
                                                                     ----------
Energy - 19.8%
Conoco Inc. Class A.......................................   60,000   1,692,000
Penn Virginia Corp. ......................................   80,000   2,632,000
Texaco Inc. ..............................................   30,000   1,998,000
Ultramar Diamond Shamrock Corp. ..........................   50,000   2,362,500
USX-Marathon Group........................................   50,000   1,475,500
                                                                     ----------
                                                                     10,160,000
                                                                     ----------
Health Care - 12.6%
American Home Products Corp. .............................   26,000   1,519,440
Baxter International, Inc. ...............................   40,000   1,960,000
Novartis AG - ADR.........................................   40,000   1,446,000
Tenet Healthcare Corp.+...................................   30,000   1,547,700
                                                                     ----------
                                                                      6,473,140
                                                                     ----------
Insurance/Services - 15.2%
American General Corp. ...................................   70,000   3,251,500
Aon Corp. ................................................   43,750   1,531,250
Jefferson-Pilot Corp.  ...................................   18,750     906,000
Lincoln National Corp. ...................................   20,000   1,035,000
MGIC Investment Corp. ....................................   15,000   1,089,600
                                                                     ----------
                                                                      7,813,350
                                                                     ----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Retailing - 1.9%
The Limited, Inc. ......................................     60,000 $   991,200
                                                                    -----------
Technology - 5.4%
C&D Technologies, Inc. .................................     90,000   2,790,000
                                                                    -----------
Utilities-Gas - 3.1%
El Paso Corp. ..........................................     30,750   1,615,605
                                                                    -----------
Total Common Stocks
 (cost $24,998,108).....................................             47,075,755
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 7.6%
Prudential Funding Corp.
 3.65%, due 07/02/01.................................... $1,500,000   1,499,696
General Electric Capital Corp.
 3.77%, due 07/05/01.................................... $2,400,000   2,398,743
                                                                    -----------
Total Short-Term Notes
 (cost $3,898,439)......................................              3,898,439
                                                                    -----------
Total Investments - 99.3%
 (cost $28,896,547*)....................................             50,974,194
Cash and Other Assets Less Liabilities - 0.7%...........                367,519
                                                                    -----------
NET ASSETS - 100.00%....................................            $51,341,713
                                                                    ===========

--------
ADR = American Depositary Receipt
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $28,896,547 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $22,323,147
Gross unrealized depreciation......................................    (245,500)
                                                                    -----------
 Net unrealized appreciation....................................... $22,077,647
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------
COMMON STOCKS - 90.4%
Apartments - 17.2%
Archstone Communities Trust..............................   85,000  $ 2,191,300
Cornerstone Realty Income Trust, Inc.....................  220,000    2,552,000
Gables Residential Trust.................................   90,000    2,695,500
Home Properties of New York, Inc. .......................   65,000    1,956,500
Post Properties, Inc. ...................................  100,500    3,803,925
Summit Properties, Inc. .................................  119,000    3,192,770
United Dominion Realty Trust, Inc. ......................  220,000    3,157,000
                                                                    -----------
                                                                     19,548,995
                                                                    -----------
Diversified - 8.5%
Colonial Properties Trust................................  105,000    3,234,000
Crescent Real Estate Equities Co. .......................   75,000    1,842,750
EastGroup Properties, Inc. ..............................  145,000    3,277,000
Keystone Property Trust..................................  100,000    1,339,000
                                                                    -----------
                                                                      9,692,750
                                                                    -----------
Health Care - 11.3%
Health Care Property Investors, Inc. ....................   95,400    3,281,760
Health Care REIT, Inc. ..................................  145,000    3,443,750
Healthcare Realty Trust, Inc. ...........................  117,000    3,077,100
Nationwide Health Properties, Inc. ......................  150,000    3,030,000
                                                                    -----------
                                                                     12,832,610
                                                                    -----------
Lodging - 16.5%
FelCor Lodging Trust, Inc. ..............................  105,000    2,457,000
Hospitality Properties Trust.............................  105,000    2,992,500
Innkeepers USA Trust.....................................  320,000    3,833,600
Jameson Inns, Inc. ......................................  160,000    1,184,000
La Quinta Properties, Inc. +.............................  300,000    1,554,000
MeriStar Hospitality Corp. ..............................   82,000    1,947,500
RFS Hotel Investors, Inc. ...............................  160,000    2,526,400
Winston Hotels, Inc. ....................................  215,000    2,251,050
                                                                    -----------
                                                                     18,746,050
                                                                    -----------
Net Lease - 1.4%
iStar Financial, Inc. ...................................   56,000    1,579,200
                                                                    -----------
Office/Industrial - 16.8%
Brandywine Realty Trust..................................  147,500    3,311,375
First Industrial Realty Trust, Inc. .....................  125,000    4,017,500
Highwoods Properties, Inc. ..............................  105,000    2,798,250
HRPT Properties Trust....................................   90,000      875,700
Liberty Property Trust...................................  137,100    4,058,160
Mack-Cali Realty Corp. ..................................  140,000    3,987,200
                                                                    -----------
                                                                     19,048,185
                                                                    -----------

                                                                     Market
                                                       Number of     Value
                                                         Shares     (Note 1)
                                                       ---------- ------------
Regional Malls - 9.8%
Glimcher Realty Trust.................................    185,000 $  3,311,500
Mills Corp. ..........................................     88,700    2,182,020
Simon Property Group, Inc. ...........................    110,000    3,296,700
Taubman Centers, Inc. ................................    165,000    2,310,000
                                                                  ------------
                                                                    11,100,220
                                                                  ------------
Shopping Centers - 6.4%
Developers Diversified Realty Corp. ..................    135,000    2,481,300
IRT Property Co. .....................................    191,000    2,079,990
Mid-Atlantic Realty Trust.............................    217,500    2,718,750
                                                                  ------------
                                                                     7,280,040
                                                                  ------------
Storage - 2.5%
Shurgard Storage Centers, Inc., Class A...............     89,000    2,781,250
                                                                  ------------
Total Common Stocks (cost $96,058,911)................             102,609,300
                                                                  ------------
PREFERRED STOCKS - 1.0%
Kimco Realty Corp. - Depositary Shares Class D
 (cost $1,047,537)....................................     40,000    1,150,000
                                                                  ------------
                                                       Principal
                                                         Amount
                                                       ----------
SHORT-TERM NOTES - 6.6%
Prudential Funding Corp.
 3.65%, due 07/02/01.................................. $3,761,000    3,760,237
American Express Credit Corp.
 3.80%, due 07/03/01.................................. $3,750,000    3,748,813
                                                                  ------------
Total Short-Term Notes
 (cost $7,509,050)....................................               7,509,050
                                                                  ------------
Total Investments - 98.0%
 (cost $104,615,498*).................................             111,268,350
Cash and Other Assets Less Liabilities - 2.0%.........               2,229,063
                                                                  ------------
NET ASSETS - 100.00%..................................            $113,497,413
                                                                  ============

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $104,615,498 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $10,342,132
Gross unrealized depreciation......................................  (3,689,280)
                                                                    -----------
 Net unrealized appreciation....................................... $ 6,652,852
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                       Market
                                                           Number of   Value
                                                            Shares    (Note 1)
                                                           --------- ----------
COMMON STOCKS - 95.3%
Aerospace - 4.4%
Moog Inc. Class A+........................................   16,000  $  623,200
Triumph Group, Inc.+......................................   25,000   1,225,000
                                                                     ----------
                                                                      1,848,200
                                                                     ----------
Autos & Transportation - 2.7%
Polaris Industries, Inc. .................................   25,000   1,145,000
                                                                     ----------
Business Services - 3.9%
ALLETE, Inc. .............................................   30,000     675,000
Tidewater, Inc. ..........................................   25,000     942,500
                                                                     ----------
                                                                      1,617,500
                                                                     ----------
Consumer Staples - 1.9%
Suiza Foods Corp.+........................................   15,000     796,500
                                                                     ----------
Distribution - 8.2%
IKON Office Solutions, Inc. ..............................  300,000   2,940,000
The Pep Boys - Manny, Moe & Jack..........................   43,000     482,890
                                                                     ----------
                                                                      3,422,890
                                                                     ----------
Energy - 21.6%
Cabot Oil & Gas Corp. Class A.............................   23,600     575,840
Chieftain International, Inc.+............................   20,000     574,800
Forest Oil Corp.+.........................................   30,000     840,000
The Houston Exploration Co.+..............................   20,000     625,000
HS Resources, Inc.+.......................................   25,000   1,620,000
Mitchell Energy & Development Corp. Class A...............   30,000   1,387,500
Penn Virginia Corp. ......................................   56,000   1,842,400
Pogo Producing Co. .......................................   20,000     480,000
Stone Energy Corp.+.......................................   23,844   1,056,289
                                                                     ----------
                                                                      9,001,829
                                                                     ----------
Financial Services - 12.8%
The BISYS Group, Inc.+....................................   15,000     885,000
Commerce Bancorp, Inc. (NJ)...............................   14,704   1,030,750
Donegal Group Inc. Class A................................   41,866     542,165
Donegal Group Inc. Class B................................   20,933     240,939
Eaton Vance Corp. ........................................   40,000   1,392,000
First Essex Bancorp, Inc. ................................   25,000     618,000
Webster Financial Corp. ..................................   20,000     655,600
                                                                     ----------
                                                                      5,364,454
                                                                     ----------
Health Care - 11.0%
Henry Schein, Inc.+.......................................   32,000   1,224,000
National Data Corp. ......................................   40,000   1,296,000

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Health Care - Continued
Respironics, Inc.+......................................     25,000 $   744,000
Sunrise Assisted Living, Inc.+..........................     50,000   1,312,500
                                                                    -----------
                                                                      4,576,500
                                                                    -----------
Home Building - 5.0%
D.R. Horton, Inc. ......................................     40,000     908,000
Toll Brothers, Inc.+....................................     30,000   1,179,300
                                                                    -----------
                                                                      2,087,300
                                                                    -----------
Materials & Processing - 7.7%
Florida Rock Industries, Inc. ..........................     25,000   1,172,500
Quixote Corp. ..........................................     60,000   1,714,200
USEC Inc. ..............................................     40,000     337,200
                                                                    -----------
                                                                      3,223,900
                                                                    -----------
Technology - 14.1%
Anixter International Inc.+.............................     45,000   1,381,500
Bel Fuse, Inc. Class B..................................     40,000   1,330,000
Belden, Inc. ...........................................     20,000     535,000
C&D Technologies, Inc. .................................     20,000     620,000
InFocus Corp.+..........................................     40,000     815,600
Park Electrochemical Corp. .............................     22,500     594,000
Technitrol, Inc. .......................................     23,000     598,000
                                                                    -----------
                                                                      5,874,100
                                                                    -----------
Utilities - 2.0%
Energen Corp. ..........................................     30,000     828,000
                                                                    -----------
Total Common Stocks
 (cost $25,890,548).....................................             39,786,173
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 3.6%
Ford Motor Credit Corp.
 3.73%, due 07/03/01.................................... $1,500,000   1,499,534
                                                                    -----------
Total Short-Term Notes
 (cost $1,499,534)......................................              1,499,534
                                                                    -----------
Total Investments - 98.9%
 (cost $27,390,082*)....................................             41,285,707
Cash and Other Assets Less Liabilities - 1.1%...........                442,552
                                                                    -----------
NET ASSETS - 100.00%....................................            $41,728,259
                                                                    ===========

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $27,390,082 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $14,317,000
Gross unrealized depreciation......................................    (421,375)
                                                                    -----------
 Net unrealized appreciation....................................... $13,895,625
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (unaudited)

                                             SGF         SMDS         SSCV
                                         ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $28,896,547, $104,615,498, and
   $27,390,082, respectively) (Note 1).. $50,974,194 $111,268,350  $41,285,707
  Cash..................................     366,519        2,717      480,780
  Dividends and interest receivable.....      37,959      697,475       25,652
  Receivable for shares sold............       5,000    2,603,681          --
                                         ----------- ------------  -----------
    Total Assets........................  51,383,672  114,572,223   41,792,139
                                         ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities..........................      41,959       79,958       21,630
  Payable to Advisor....................         --           --        42,250
  Payable for investment securities
   purchased............................         --       994,852          --
                                         ----------- ------------  -----------
    Total Liabilities...................      41,959    1,074,810       63,880
                                         ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,461,637, 4,091,709 and
   1,668,999 shares outstanding,
   respectively/1/ ..................... $51,341,713 $113,497,413  $41,728,259
                                         =========== ============  ===========
  Net asset value, offering and
   redemption price per share........... $     35.13 $      27.74  $     25.00
                                         =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital....................... $26,133,192 $120,849,057  $27,175,276
  Undistributed net investment income
   (loss)...............................     206,084      276,624      (82,129)
  Accumulated net realized gain (loss)
   on investments.......................   2,924,790  (14,281,120)     739,487
  Net unrealized appreciation of
   investments..........................  22,077,647    6,652,852   13,895,625
                                         ----------- ------------  -----------
    Net Assets.......................... $51,341,713 $113,497,413  $41,728,259
                                         =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.
                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2001 (unaudited)

                                                 SGF        SMDS        SSCV
                                              ---------- ----------- ----------
INCOME:
  Dividends.................................  $  446,415 $ 3,191,084 $  190,909
  Interest..................................      35,128     117,763     76,778
                                              ---------- ----------- ----------
    Total Income............................     481,543   3,308,847    267,687
                                              ---------- ----------- ----------
EXPENSES:
  Accounting/Pricing services fees..........      16,875      22,707     16,875
  Administration services fees..............      16,875      22,707     16,875
  Advisory fees (Note 2)....................     165,954     215,999    243,750
  Audit fees................................      11,116      13,347     17,100
  Custodian fees............................       4,892       9,525      5,347
  Directors' fees...........................       7,315      11,430      6,255
  Legal fees................................       1,620       2,522      1,389
  Miscellaneous fees........................       2,280       3,325      1,738
  Printing and postage fees.................       7,306      10,723      6,203
  Registration fees.........................      14,995      18,734     15,545
  Shareholder services fees.................      24,206      59,213     17,114
  Taxes other than income taxes.............       2,025       3,125      1,625
                                              ---------- ----------- ----------
    Total Expenses..........................     275,459     393,357    349,816
                                              ---------- ----------- ----------
      Net Investment Income.................     206,084   2,915,490    (82,129)
                                              ---------- ----------- ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........   1,168,429     205,820    494,713
  Net increase in unrealized appreciation on
   investments..............................   1,927,421  12,498,580  2,336,139
                                              ---------- ----------- ----------
  Net gain on investments...................   3,095,850  12,704,400  2,830,852
                                              ---------- ----------- ----------
      Net increase in net assets resulting
       from operations......................  $3,301,934 $15,619,890 $2,748,723
                                              ========== =========== ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  --------------------------
                         6 Months Ended Year Ended   6 Months Ended Year Ended
                            6/30/01*     12/31/00       6/30/01*     12/31/00
                         -------------- -----------  -------------- -----------
OPERATIONS:
 Net investment income..  $   206,084   $   471,736   $  2,915,490  $ 3,873,059
 Net realized gain on
  investments...........    1,168,429     2,767,268        205,820    1,197,736
 Net increase in
  unrealized
  appreciation of
  investments...........    1,927,421     4,386,749     12,498,580    6,112,958
                          -----------   -----------   ------------  -----------
 Net increase in net
  assets resulting from
  operations............    3,301,934     7,625,753     15,619,890   11,183,753
                          -----------   -----------   ------------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.00 and
  $0.33 per share,
  respectively, for SGF,
  $0.96 and $1.45 per
  share, respectively,
  for SMDS).............          --       (480,163)    (2,638,866)  (3,873,059)
 From realized gains on
  investments ($0.00 and
  $2.44 per share,
  respectively, for
  SGF)..................          --     (3,647,451)           --           --
 Distributions in excess
  of net investment
  income ($0.00 and
  $0.20 per share,
  respectively, for
  SMDS).................          --            --             --      (527,322)
 Return of capital
  ($0.00 and $0.00 per
  share, respectively,
  for SGF, $0.00 and
  $0.27 per share,
  respectively, for
  SMDS).................          --         (4,377)           --      (731,486)
CAPITAL SHARE
 TRANSACTIONS:/2/             788,710      (107,754)    40,287,202   (5,235,777)
                          -----------   -----------   ------------  -----------
 Total increase in net
  assets................    4,090,644     3,386,008     53,268,226      816,109
NET ASSETS:
 Beginning of period....   47,251,069    43,865,061     60,229,187   59,413,078
                          -----------   -----------   ------------  -----------
 End of period
  (including
  undistributed net
  investment income of
  $206,084 and $0,
  respectively, for SGF,
  and $276,624 and $0,
  respectively, for
  SMDS).................  $51,341,713   $47,251,069   $113,497,413  $60,229,187
                          ===========   ===========   ============  ===========
                                    SSCV
                         --------------------------
                         6 Months Ended Year Ended
                            6/30/01*     12/31/00
                         -------------- -----------
OPERATIONS:
 Net investment income
  (loss)................  $   (82,129)  $   398,672
 Net realized gain on
  investments...........      494,713     1,099,771
 Net increase in
  unrealized
  appreciation of
  investments...........    2,336,139     6,204,283
                          -----------   -----------
 Net increase in net
  assets resulting from
  operations............    2,748,723     7,702,726
                          -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.00 and
  $0.25 per share,
  respectively, for
  SSCV).................          --       (414,775)
 From realized gains on
  investments ($0.00 and
  $0.44 per share,
  respectively, for
  SSCV).................          --       (730,607)
 Return of capital
  ($0.00 and $0.02 per
  share, respectively,
  for SSCV).............          --        (33,572)
CAPITAL SHARE
 TRANSACTIONS:/2/            (620,601)   (2,977,653)
                          -----------   -----------
 Total increase in net
  assets................    2,128,122     3,546,119
NET ASSETS:
 Beginning of period....   39,600,137    36,054,018
                          -----------   -----------
 End of period
  (including
  undistributed net
  investment income
  (loss) of ($82,129)
  and $0, respectively,
  for SSCV).............  $41,728,259   $39,600,137
                          ===========   ===========

--------
* Unaudited
                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
/2/ A summary of capital share transactions follows:

                                                  SGF
                             -------------------------------------------------
                                 6 Months Ended
                                    6/30/01*            Year Ended 12/31/00
                             -----------------------  ------------------------
                              Shares       Value        Shares       Value
                             ---------  ------------  ----------  ------------
Shares issued...............   224,070  $  7,816,226     700,041  $ 22,142,237
Shares reinvested from net
 investment income and
 capital gains
 distributions..............       --            --      123,215     3,699,198
                             ---------  ------------  ----------  ------------
                               224,070     7,816,226     823,256    25,841,435
Shares redeemed.............  (211,496)   (7,027,516)   (874,785)  (25,949,189)
                             ---------  ------------  ----------  ------------
  Net increase (decrease)...    12,574  $    788,710     (51,529) $   (107,754)
                             =========  ============  ==========  ============
                                                  SMDS
                             -------------------------------------------------
                                 6 Months Ended
                                    6/30/01*            Year Ended 12/31/00
                             -----------------------  ------------------------
                              Shares       Value        Shares       Value
                             ---------  ------------  ----------  ------------
Shares issued............... 2,107,023  $ 55,134,972     923,771  $ 20,827,485
Shares reinvested from net
 investment income..........    66,908     1,679,248     144,183     3,172,797
                             ---------  ------------  ----------  ------------
                             2,173,931    56,814,220   1,067,954    24,000,282
Shares redeemed.............  (653,045)  (16,527,018) (1,289,561)  (29,236,059)
                             ---------  ------------  ----------  ------------
  Net increase (decrease)... 1,520,886  $ 40,287,202    (221,607) $ (5,235,777)
                             =========  ============  ==========  ============
                                                  SSCV
                             -------------------------------------------------
                                 6 Months Ended
                                    6/30/01*            Year Ended 12/31/00
                             -----------------------  ------------------------
                              Shares       Value        Shares       Value
                             ---------  ------------  ----------  ------------
Shares issued...............   112,311  $  2,718,614     156,258  $  3,328,641
Shares reinvested from net
 investment income and
 capital gains
 distributions..............       --            --       44,274       954,105
                             ---------  ------------  ----------  ------------
                               112,311     2,718,614     200,532     4,282,746
Shares redeemed.............  (141,160)   (3,339,215)   (357,735)   (7,260,399)
                             ---------  ------------  ----------  ------------
  Net (decrease)............   (28,849) $   (620,601)   (157,203) $ (2,977,653)
                             =========  ============  ==========  ============

--------
*  Unaudited
                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2001 (unaudited)
Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund's total assets will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

  B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

  C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $14,487,000 of which $7,545,000 expires in 2002, $4,332,000 expires in 2003, $775,000 expires in 2005 and $1,835,000 expires in 2007.

-------------------------------------------------------------------------------
June 30, 2001 (unaudited)
  D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

  E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Note 2. - During the six months ended June 30, 2001, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF-- $165,954; SMDS--$215,999; SSCV--$243,750. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed

-------------------------------------------------------------------------------
June 30, 2001 (unaudited)
the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 2001 caused the advisory fee to increase by $93,136.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

PFPC Trust Company replaced The Bank of New York as the Funds' custodian on May 1, 2001. Effective January 2, 2001, PFPC Distributors, Inc. serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 2001 were as follows:

                                                  SGF        SMDS        SSCV
                                               ---------- ----------- ----------
Cost of purchases............................. $2,841,771 $39,939,845 $7,303,692
Proceeds of sales.............................  4,296,308   5,223,197  7,077,301

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          6 Months        Years Ended December 31,          7 Months
                           Ended       -----------------------------------   Ended       Year Ended
                          6/30/01*      2000     1999      1998     1997    12/31/96      5/31/96
                          --------     -------  -------   -------  -------  --------     ----------
Net Asset Value,
 Beginning of Period....  $ 32.61      $ 29.23  $ 34.07   $ 33.39  $ 27.00  $ 27.18       $ 22.35
                          -------      -------  -------   -------  -------  -------       -------
  Income From Investment
   Operations
  Net investment
   income...............    0.141        0.321    0.416     0.570    0.550    0.312         0.556
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    2.379        5.829   (3.516)    3.130    8.900    1.298         5.759
                          -------      -------  -------   -------  -------  -------       -------
   Total from investment
    operations..........    2.520        6.150   (3.100)    3.700    9.450    1.610         6.315
                          -------      -------  -------   -------  -------  -------       -------
  Less Distributions
  Dividends (from net
   investment income)...      --        (0.330)  (0.410)   (0.590)  (0.540)  (0.580)       (0.540)
  Distributions (from
   capital gains).......      --        (2.440)  (1.330)   (2.430)  (2.520)  (1.210)       (0.945)
                          -------      -------  -------   -------  -------  -------       -------
   Total distributions..      --        (2.770)  (1.740)   (3.020)  (3.060)  (1.790)       (1.485)
                          -------      -------  -------   -------  -------  -------       -------
Net Asset Value, End of
 Period.................  $ 35.13      $ 32.61  $ 29.23   $ 34.07  $ 33.39  $ 27.00       $ 27.18
                          =======      =======  =======   =======  =======  =======       =======
Total Return............     7.73%       22.05%   (9.29%)   11.46%   36.06%    6.40%        29.62%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $51,342      $47,251  $43,865   $63,323  $60,177  $44,801       $42,880
  Ratio of expenses to
   average net assets...     1.19%/1/     1.24%    1.13%     1.07%    1.11%    1.17%/1/      1.16%
  Ratio of net
   investment income to
   average net assets...     0.89%/1/     1.13%    1.21%     1.60%    1.87%    2.08%/1/      2.28%
  Portfolio turnover
   rate.................     6.28%       49.10%   39.81%    38.02%   34.40%   20.32%        15.41%

--------
* Unaudited
/1/Annualized
                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                         6 Months         Years Ended December 31,           11 Months
                                          Ended       -------------------------------------    Ended       Year Ended
                                         6/30/01*      2000     1999      1998       1997    12/31/96       1/31/96
                                         --------     -------  -------   -------   --------  ---------     ----------
Net Asset Value, Beginning of Period.... $  23.43     $ 21.28  $ 24.78   $ 30.25   $  27.43  $  27.40       $  24.84
                                         --------     -------  -------   -------   --------  --------       --------
  Income From Investment Operations
  Net investment income.................    1.028       1.450    1.550     1.650      1.540     1.630          1.880
  Net gains (losses) on securities
   (both realized and unrealized).......    4.242       2.620   (3.010)   (5.070)     3.200     0.160          2.600
                                         --------     -------  -------   -------   --------  --------       --------
   Total from investment operations.....    5.270       4.070   (1.460)   (3.420)     4.740     1.790          4.480
                                         --------     -------  -------   -------   --------  --------       --------
  Less Distributions
  Dividends (from net investment
   income)..............................   (0.960)     (1.450)  (1.550)   (1.650)    (1.540)   (1.630)        (1.890)
  Distributions (in excess of net
   investment income)...................      --       (0.200)     --     (0.400)       --     (0.130)        (0.030)
  Return of capital.....................      --       (0.270)  (0.490)      --      (0.380)      --             --
                                         --------     -------  -------   -------   --------  --------       --------
   Total distributions..................   (0.960)     (1.920)  (2.040)   (2.050)    (1.920)   (1.760)        (1.920)
                                         --------     -------  -------   -------   --------  --------       --------
Net Asset Value, End of Period.......... $  27.74     $ 23.43  $ 21.28   $ 24.78   $  30.25  $  27.43       $  27.40
                                         ========     =======  =======   =======   ========  ========       ========
Total Return............................    23.01%      20.10%   (6.25%)  (11.75%)    18.09%     7.12%         18.98%
Ratios/Supplemental Data
  Net assets, end of period (in 000's).. $113,497     $60,229  $59,413   $79,936   $101,956  $103,780       $129,267
  Ratio of expenses to average net
   assets...............................     1.10%/1/    1.20%    1.09%     1.02%      1.02%     1.02%/1/       0.99%
  Ratio of net investment income to
   average net assets...................     8.15%/1/    8.77%    6.61%     5.95%      5.48%     6.94%/1/       7.42%
  Portfolio turnover rate...............     7.44%      25.54%   13.94%    18.89%     42.47%    69.19%         53.30%

--------
* Unaudited
/1/Annualized
                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          6 Months         Years Ended December 31,            9 Months
                           Ended        ------------------------------------     Ended      Year Ended
                          6/30/01*       2000     1999      1998     1997/2/  12/31/96/2/   3/31/96/2/
                          --------      -------  -------   -------   -------  -----------   ----------
Net Asset Value,
 Beginning of Period....  $ 23.32       $ 19.44  $ 20.11   $ 22.47   $ 16.79    $ 15.98      $ 12.94
                          -------       -------  -------   -------   -------    -------      -------
  Income from Investment
   Operations
  Net investment
   income...............   (0.049)        0.242    0.278     0.170     0.210      0.260        0.330
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    1.729         4.348   (0.678)   (2.310)    6.800      1.740        3.040
                          -------       -------  -------   -------   -------    -------      -------
   Total from investment
    operations..........    1.680         4.590   (0.400)   (2.140)    7.010      2.000        3.370
                          -------       -------  -------   -------   -------    -------      -------
  Less Distributions
  Dividends (from net
   investment income)...      --         (0.250)  (0.270)   (0.180)   (0.200)    (0.270)      (0.330)
  Distributions (from
   capital gains).......      --         (0.440)     --     (0.040)   (1.130)    (0.920)         --
  Return of capital.....      --         (0.020)     --        --        --         --           --
                          -------       -------  -------   -------   -------    -------      -------
   Total distributions..      --         (0.710)  (0.270)   (0.220)   (1.330)    (1.190)      (0.330)
                          -------       -------  -------   -------   -------    -------      -------
Net Asset Value, End of
 Period.................  $ 25.00       $ 23.32  $ 19.44   $ 20.11   $ 22.47    $ 16.79      $ 15.98
                          =======       =======  =======   =======   =======    =======      =======
Total Return............     7.20%        23.91%   (1.98%)   (9.58%)   42.37%     12.84%       26.18%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $41,728       $39,600  $36,054   $42,789   $39,377    $21,691      $19,592
  Ratio of expenses to
   average net assets...     1.76%/1/      0.98%    1.08%     1.56%     1.62%      1.29%/1/     1.46%
  Ratio of net
   investment income to
   average net assets...    (0.41%)/1/     1.15%    1.29%     0.80%     1.09%      2.03%/1/     2.28%
  Portfolio turnover
   rate.................    19.14%        53.21%   43.44%    35.74%    26.27%     35.86%       33.50%

--------
*  Unaudited
/1/Annualized
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997
                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. There is no minimum for retirement accounts. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------
General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 1-800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767
King of Prussia, PA 19406-8767

 Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia,
                                PA 19406-0903.
Date of first use August 2001. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon                        Merritt N. Rhoad, Jr.
John J. Lombard, Jr.                   Richard W. Stevens
Douglas J. MacMaster, Jr.              James W. Stratton
Henry A. Rentschler

OFFICERS
James W. Stratton                    James A. Beers                     Patricia L. Sloan
Chairman                             President, Stratton Monthly        Secretary & Treasurer
Stratton Mutual Funds                Dividend REIT Shares
President                                                               Brigid E. Hummel
Stratton Small-Cap Value Fund        Gerald M. Van Horn, CFA            Assistant Secretary & Treasurer
                                     Vice President
John A. Affleck, CFA                 Stratton Small-Cap Value Fund      Michelle A. Whalen
President                                                               Assistant Secretary & Treasurer
Stratton Growth Fund                 Joanne E. Kuzma
                                     Vice President


INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


TRANSFER AGENT&
DIVIDEND PAYING AGENT

PFPC Inc.
211 South Gulph Road, P.O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600, 1-800-472-4266



CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

                       Visit the Stratton Mutual Funds web
                       site at http://www.strattonmgt.com
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